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                                                                  EXHIBIT 10.2

                     REGISTRATION UNDER THE SECURITIES ACT.

     1. REGISTRATION FOR REGISTRABLE SECURITIES UNDERLYING OPTIONS OR UNITS. The Company agrees to file a "shelf" registration statement, providing for the registration of, and the sale on a continuous or delayed basis by the Executive in accordance with the methods of distribution specified by the Executive and consistent with the terms and provisions hereof, of Registrable Securities (as defined in Paragraph 6 hereof) pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), and/or any similar rule that may be adopted by the Securities and Exchange Commission (the "Commission") as soon as practicable following the request of the Executive, and to use its commercially reasonable best efforts to cause such registration statement to be declared effective by the Commission under the Securities Act as soon as practicable following such filing. The Company further agrees to use its commercially reasonable best efforts to maintain the effectiveness of such registration statement or registration statements until the securities registered thereunder cease to be Registrable Securities.

     2. REGISTRATION PROCEDURES. In connection with any shelf registration statement contemplated hereby, the following provisions shall apply:

              (a) The Company shall furnish to the Executive, prior to the filing thereof with the Commission, a copy of such shelf registration statement and each amendment thereto and each amendment or supplement, if any, to the prospectus included therein and, subject to Paragraph 1 above, shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Executive reasonably may propose; provided, however, that the Company shall not be obligated to include in any such shelf registration statement, prospectus, prospectus supplement or amendment to such shelf registration statement any requested information that is unreasonable in scope taking into account the Company's most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company and the Company's periodic reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

              (b) The Company shall take such action as may be necessary so that
(i) such shelf registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act, the Exchange Act and the respective rules and regulations thereunder, (ii) such shelf registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) such prospectus forming part of any shelf registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

              (c) The Company shall advise the Executive:

              (i) when such shelf registration statement and any amendment thereto has been filed with the Commission and when such shelf registration statement or any post-effective amendment thereto has become effective;


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              (ii) of any request by the Commission for amendments or
       supplements to such shelf registration statement or the prospectus included therein or for additional information.

              (iii) of the issuance by the Commission of any stop order suspending effectiveness of such shelf registration statement or the initiation of any proceedings for that purpose;

              (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in such shelf registration statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

              (v) upon the receipt of a Request for Sale under paragraph 2(f), of the existence of any circumstances or the happening of any events that would require the making of any changes in such shelf registration statement or the prospectus so that, as of such date, such shelf registration statement and the prospectus would not contain an untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

              (d) The Company shall use its commercially reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of such shelf registration statement at the earliest possible time.

              (e) The Company shall furnish to the Executive, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such shelf registration statement and any amendment or supplement thereto as the Executive may reasonably request; and the Company consents (except during the continuance of any event described in Paragraph 2(c)(iii), (iv) (limited to the jurisdiction of such suspension) or (v) above) to the use of the prospectus and any amendment or supplement thereto by the Executive in connection with the offering and sale of the Registrable Securities covered by the prospectus and any amendment or supplement thereto until such time as the Securities so covered cease be Registrable Securities.

              (f) The Executive shall notify the Company in writing of his intention to sell securities registered pursuant to any registration statement filed pursuant to Paragraph 1 above (any such notice, a "Request for Sale") not less than 10 days prior to the proposed Trade Date of any such sale, which Request for Sale shall include a request from the Executive or (if applicable) a managing underwriter to prepare and file an amendment or supplement to such shelf registration statement or the prospectus contained therein. "Trade Date" shall mean the date the Executive enters into any underwriting, agency or other purchase agreement or understanding for the sale of, or otherwise agrees to sell, securities registered pursuant to such registration statement. No such notification shall obligate the Executive to consummate any such sale.

              (g) Prior to any offering of Registrable Securities pursuant to such shelf registration statement, the Company shall register or qualify or cooperate with the Executive in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Executive reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such shelf registration statement; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign


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corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Paragraph 2(g) or (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

              (h) The Company shall cooperate with the Executive to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to such shelf registration statement free of any restrictive legends and in such permitted denominations and registered in such names the Executive may request in connection with the sale of Registrable Securities pursuant to such shelf registration statement.

              (i) Subject to Paragraph 8 below, upon the occurrence of any event contemplated by Paragraph 2(c)(v) above, the Company shall promptly prepare a post-effective amendment to such shelf registration statement or an amendment or supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Executive of the occurrence of any event contemplated by Paragraphs 2(c)(iii), (iv) (limited to the jurisdiction of such suspension) or (v) above or of a delay pursuant to Paragraph 8 below, the Executive shall suspend the use of the prospectus and any proposed sales of securities registered pursuant to such registration statement until the requisite changes to the prospectus have been made or the Company has notified the Executive that the reason for such delay no longer exists, as the case may be and the Executive has received copies of a supplemented or amended prospectus which is no longer defective.

              (j) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders or otherwise provide in accordance with
Section 11(a) of the Securities Act as soon as practicable after the effective date of such shelf registration statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

              (k) The Company may require the Executive to furnish to the Company such information regarding the Executive and the distribution of such Registrable Securities as may be required by applicable law or regulation for inclusion in such shelf registration statement.

              (l) The Company shall, if requested, promptly include or incorporate in a prospectus supplement or post-effective amendment to such shelf registration statement, such information as the managing underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after they are notified of the matters to be included or incorporated in such prospectus supplement or post-effective amendment; PROVIDED, HOWEVER, that the Company shall not be obligated to include in any such prospectus supplement or post-effective amendment to such shelf registration statement any requested information that is unreasonable in scope taking into account the Company's most recent prospectus or prospectus supplement used in connection with a primary or secondary offering of equity securities by the Company and the Company's periodic reports under the Exchange Act.

              (m) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering as set forth in Paragraph 7 below) to take all other appropriate actions in order to expedite or facilitate the registration and the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures


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substantially identical to those set forth in Paragraph 5 below with respect to the underwriters and controlling persons of the underwriters.

              (n) The Company shall:

              (i) make reasonably available for inspection by the Executive, any underwriter participating in any disposition pursuant to such shelf registration statement, and any attorney, accountant or other agent retained by the Executive or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

              (ii) cause the Company's officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by the Executive or any such underwriter, attorney, accountant or agent in connection with any shelf registration statement, in each case, as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Executive or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

              (iii) make such representations and warranties to the Executive and the managing underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in Paragraph 4 below;

              (iv) obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) addressed to the Executive and underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings; provided, however, that the Company shall not be obligated to obtain such opinions in connection with any sale (other than in an underwritten offering) of securities by the Executive more than twice during any 12 consecutive month period;

              (v) obtain "cold comfort" letters from the independent public accountants of the Company addressed to the Executive and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; provided, however, that the Company shall not be obligated to obtain such letters in connection with any sale (other than in an underwritten offering) of securities by the Executive more than twice during any 12 consecutive month period or, if applicable accounting procedures and practices do not permit the rendering of such "cold comfort" letter in an offering of the type being effected; and

              (vi) deliver such documents and certificates as may be reasonably requested by managing underwriters, if any, and in accordance with customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

              (o) The Company shall use its commercially reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by such shelf registration statement contemplated hereby.


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              (p) Executive shall not, during any period in which of any his
Registrable Securities are included in any effective registration statement, effect any stabilization or other transactions or engage in any stabilization or other activity in connection with equity securities of the Company in contravention of Rule 10b-7, Regulation M, or Rule 10b-2 under the Exchange Act.

Executive shall furnish each broker through whom Executive offers Registrable Securities such number of copies of the prospectus as the broker may require and otherwise comply with the prospectus delivery requirements under the Securities Act.

3. EXPENSES. The Company agrees to pay all Registration Expenses in connection with any registration pursuant to Paragraph 1 above.

4. REPRESENTATIONS. The Company represents and warrants to, and agrees with, the Executive that:

              (a) Any registration statement and each prospectus contained therein filed pursuant to Paragraph 1 above and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information set forth in a questionnaire (or any other written information) furnished to the Company by the Executive.

              (b) Any documents incorporated by reference in any Prospectus referred to in Paragraph 3(a) above, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

              (c) No person has been or shall be granted registration rights inconsistent with this Agreement; provided, however, that the Company may permit any registration statement filed pursuant hereto to include securities of securityholders other than the Executive. Notwithstanding the foregoing, the Company agrees that no other securityholder of the Company shall be granted any "piggyback" rights with respect to any underwritten offering of securities being made by the Executive in accordance with the terms hereof.

5. INDEMNIFICATION

              (a) Upon the registration of the Registrable Securities pursuant to a registration statement filed as contemplated by Paragraph 1 hereof (a "Registration Statement"), the Company shall, and it hereby agrees to, indemnify and hold harmless the Executive against any losses, claims, damages or liabilities to which the Executive may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions (pending or threatened) in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement under which such Registrable Securities were registered under the Securities Act, or any prospectus contained therein or furnished by the Company to the Executive, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not


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misleading, and the Company shall, and it hereby agrees to, reimburse the
Executive for any legal or other expenses reasonably incurred by him in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable to the Executive in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or prospectus, or amendment or supplement, in reliance upon and in conformity with any written information (including without limitation, any questionnaire) furnished to the Company by the Executive expressly for use therein or from the failure of the Executive to comply with the prospectus delivery requirements or other applicable provisions of the securities laws.

              (b) The Company may require, as a condition to filing any Registration Statement, that the Company shall have received an undertaking reasonably satisfactory to it from the Executive to (i) indemnify and hold harmless the Company, its directors, officers who sign any Registration Statement, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other holder of Common Stock that are included in such Registration Statement against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any prospectus contained therein or furnished by the Company to any such holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished in writing to the Company by the Executive expressly for use therein (including, without limitation, any questionnaire), and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim;

              (c) Promptly after receipt by an indemnified party under Paragraph 5(a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Paragraph 5, notify such indemnifying party in writing of the commencement of such action; but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Paragraph 5(a) or (b) above, and then only to the extent that the indemnifying party is actually prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and (unless the indemnified party reasonably concludes that such representation would involve a conflict of interest), to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from


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all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which shall not be unreasonably withheld).

              (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Paragraph 5(a) or (b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Paragraph 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

6. DEFINITIONS.

              (a) "Registrable Securities" shall mean (i) the 500,000 shares of Common Stock issuable upon exercise of the Additional Company Stock Options to be granted by the Company to the Executive pursuant to Section 3.2 of the Agreement and (ii) the 1,250,000 shares of Common Stock issuable under the Additional Restricted Units to be granted to the Executive pursuant to Section
3.3 of the Agreement, and in each case, any securities issued as a distribution on or acquired upon exercise of rights distributed with respect to such shares of Common Stock (collectively with the Common Stock, the "Securities"); provided that such Securities shall cease to be Registrable Securities when such Securities (x) have been sold or otherwise transferred by the Executive, whether pursuant to an effective registration statement or otherwise, or (y) have become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act.

              (b) "Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations hereunder, including without limitation, (i) all Commission and any NASD registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under the State securities and blue sky laws of such States as may be reasonably requested by the Executive (provided, however, that nothing herein shall require the Company to qualify as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for such qualification, to consent to general service of process or taxation in any such jurisdiction or to make any changes to the Company's certificate of incorporation or bylaws, (iii) all expenses relating to the preparation, printing, distribution and reproduction of any registration statement required to be filed as contemplated herein, each prospectus included therein or prepared for distribution, each amendment or supplement to the foregoing,


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the certificates representing the Securities and all other documents relating there, (iv) messenger and delivery expenses, (v) internal expenses
(including, without limitation, all salaries and expenses of the Company officers and employees performing legal or accounting duties), (vi) fees, disbursements and expenses of counsel and independent certified public accountants of the Company and (vii) reasonable fees, disbursements and expenses of one counsel for the Executive retained in connection with such registration and reasonable fees and disbursements of underwriters and distribution participants customarily paid by the issuer. To the extent that any Registration Expenses are incurred, assumed or paid by the Executive, the Company shall reimburse the Executive for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the Executive shall pay all agency fees and commissions and underwriting discounts and commissions and the legal and other fees of underwriters, if any, resulting from any failure by Executive to consummate an underwritten offering or not covered by clause
(vii), if any, attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by the Executive or underwriters, other than those specifically referred to above.

     7. UNDERWRITTEN OFFERING. The Executive, if he so desires, may sell Registrable Securities in an underwritten offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by the Executive; provided, however, that (i) such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company, such satisfaction not to be unreasonably withheld,
          (ii) the Company shall not be obligated to arrange for more than one underwritten offering during any consecutive twelve-month period or more than a total of five underwritten offerings and (iii) each underwritten offering shall include at least the lesser of (x) $5 million in value of Registrable Securities, or (y) 750,000 shares of Common Stock (or the equivalent thereof), or (z) the balance of the Executive's Registrable Securities. In connection with any such underwritten offering of securities, the Company will agree to customary restrictions on the ability of the Company to sell securities substantially similar to the Registrable Securities for a period not to exceed 90 days from the date of the related prospectus supplement.

     8. SUSPENSION. Notwithstanding anything contained herein, upon receipt of a Request for Sale or for registration from the Executive or a managing underwriter, the Company may delay the filing of any such registration statement or amendment or supplement if the Company in good faith has a valid business reason for such delay, including without limitation (i) that the filing of such amendment or supplement would require the Company to include therein material information that has not theretofore been made public and which the Company is not then prepared to disclose or (ii) that the offering and sale of Registrable Securities by the Executive at such time will adversely affect any offering by the Company, as the case may be, of its securities or any material acquisition or financing transaction then contemplated or pending. In connection with any public offering of its securities by the Company, Executive shall enter into such "Lock up" or other agreements restricting his sales of securities of the Company for such reasonable periods not to exceed 180 days as the lead underwriters may require.


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